UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

NETWORK CADENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6569 South Greenwood Plaza Boulevard
Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(877) 711-6492
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Network Cadence, Inc., now known as Verecloud, Inc. (the “Company”), filed with the Securities and Exchange Commission (“SEC”) on September 1, 2009 (the "Original Form 8-K"), as amended by Amendment No. 1 on Form 8-K/A to the Original Form 8-K filed with the SEC on March 19, 2010 (“Amendment No. 1”).  This Amendment clarifies that since the Company was a limited liability company rather than a corporation at the time of the Company’s re-purchase of membership interests from Pat and Ann Burke, former affiliates of the Company, on May 26, 2009, the Company’s restated financial statements account for this related party transaction as a purchase of members’ interest recorded as a reduction in members’ equity rather than a purchase of stock, recorded as treasury stock and then retired.  Accordingly, all references to “stock” and “treasury stock” in the Explanatory Note of Amendment No. 1, and in the Restatement of Consolidated Financial Statements in footnote 1, along with footnote 7 to the financial statements of Cadence II, LLC filed as Exhibit 99.2 hereto, are hereby replaced with “members’ interest” or “members’ equity,” as applicable.

Item 9.01 Financial Statements and Exhibits

(a)          Financial statements of business acquired

Network Cadence and Subsidiaries Consolidated Financial Statements for the years ended December 31, 2008 and 2007 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)          Exhibits

Exhibit #	Description	Reference

2.1	Share Exchange Agreement by and among Sage Interactive, Inc., Cadence II, LLC and John McCawley dated as of August 31, 2009	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

3.1	Articles of Incorporation for Sage Interactive, Inc.	Incorporated by reference as Exhibit 3.1 from the Company's Form 10SB filed October 30, 2007

3.2	Amended Articles of Incorporation for Sage Interactive, Inc. changing the name to Network Cadence, Inc. dated as of August 31, 2009.	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

3.3	Bylaws of Sage Interactive, Inc.	Incorporated by reference as Exhibit 3.2 from the Company's Form 10SB filed October 30, 2007

10.1	Services Agreement by and between Mobile Satellite Ventures LP and Cadence LLC, dated as of May 26, 2006, as amended.	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

10.2	Purchase Agreement by and among Cadence II, LLC, Pat Burke and Ann Burke dated as of May 26, 2009	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

10.3	Promissory Note dated of May 26, 2009 by Cadence II, LLC	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

23.1	Auditor Consent Letter	Incorporated by reference as Exhibit 23.1 from the Company’s Form 8-K filed September 1, 2009

99.1	Proforma Balance Sheet and Statement of Operations of Network Cadence, Inc.	Incorporated by reference as Exhibit 99.1 from the Company’s Form 8-K filed March 19, 2010

99.2	Audited Financials of Cadence II, LLC	Attached herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERECLOUD, INC.

Date: April 22, 2010	By:	/s/ John McCawley
John McCawley
Chief Executive Officer

Exhibit Index

Exhibit #	Description	Reference

2.1	Share Exchange Agreement by and among Sage Interactive, Inc., Cadence II, LLC and John McCawley dated as of August 31, 2009	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

3.1	Articles of Incorporation for Sage Interactive, Inc.	Incorporated by reference as Exhibit 3.1 from the Company's Form 10SB filed October 30, 2007

3.2	Amended Articles of Incorporation for Sage Interactive, Inc. changing the name to Network Cadence, Inc. dated as of August 31, 2009.	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

3.3	Bylaws of Sage Interactive, Inc.	Incorporated by reference as Exhibit 3.2 from the Company's Form 10SB filed October 30, 2007

10.1	Services Agreement by and between Mobile Satellite Ventures LP and Cadence LLC, dated as of May 26, 2006, as amended.	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

10.2	Purchase Agreement by and among Cadence II, LLC, Pat Burke and Ann Burke dated as of May 26, 2009	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

10.3	Promissory Note dated of May 26, 2009 by Cadence II, LLC	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

23.1	Auditor Consent Letter	Incorporated by reference as Exhibit 23.1 from the Company’s Form 8-K filed September 1, 2009

99.1	Proforma Balance Sheet and Statement of Operations of Network Cadence, Inc.	Incorporated by reference as Exhibit 99.1 from the Company’s Form 8-K filed March 19, 2010

99.2	Unaudited Financials of Cadence II, LLC	Attached herewith.